UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2010

DAIMLER FINANCE NORTH AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	1-14561-01	61-1554035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercedes Drive, Montvale
New Jersey 07645

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (201) 573-2724

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

This Form 8-K is being submitted to note that Daimler Finance North America LLC (“Daimler Finance”) became the successor issuer of DaimlerChrysler North America Holding Corp. pursuant to a Second Supplemental Indenture dated July 30, 2007 (the “Supplemental Indenture”), whereby Daimler Finance substituted for DaimlerChrysler North America Holding Corp. as issuer of all of the securities issued by DaimlerChrysler North America Holding Corp. under the indenture, dated as of September 17, 1996 (as amended and supplemented including by the Supplemental Indenture), including those issued under the Registration Statements on Form F-3 of Daimler AG (formerly DaimlerChrysler AG) and DaimlerChrysler North America Holding Corp. (Registration Statement Nos. 333-123535 and 333-13160) (the “Registration Statements”), and assumed all obligations related to such securities and, accordingly, Daimler Finance is deemed to be the successor registrant in lieu of DaimlerChrysler North America Holding Corp. in respect of such Registration Statements.

This report on Form 8-K is hereby incorporated by reference in the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER FINANCE NORTH AMERICA LLC
(Registrant)

Date: May 26, 2010	By:	/s/ Karl-Wilhelm Kaufmann
	Name:	Karl-Wilhelm Kaufmann
	Title:	Treasurer

	By:	/s/ Klaus Edelmann
	Name:	Klaus Edelmann
	Title:	Controller